Exhibit 99.1

Monthly Operating Report
CASH BASIS
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

JUDGE:	Harlin DeWayne Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	June	2020	Note 1
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Stacie Shirley		EVP, Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

STACIE SHIRLEY		July 20, 2020
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Jason Muskovich		Director - AlixPartners, LLP
ORIGINAL SIGNATURE OF PREPARER		TITLE

JASON MUSKOVICH		July 20, 2020
PRINTED NAME OF PREPARER		DATE

Note 1: Debtors' Petition Date is May 27. 2020. Per agreement with U.S. Trustee, this report covers the period from May 27 through June 30, 2020 unless otherwise noted.

In re: Tuesday Morning Corporation, et al.	Case No. (Jointly Administered)	20-31476 (HDH)
	Reporting Period:	May 27 to June 30, 2020
	Federal Tax I.D. #	75-2398532

Notes to the Monthly Operating Report

This Monthly Operating Report ("MOR") is unaudited and has been prepared solely for the purpose of complying with the obligations of the above-captioned debtors and debtors in possession (the “Debtors”) to provide monthly operating reports during these Chapter 11 Cases.  The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  This monthly operating report is, thus, true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

This MOR includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Tuesday Morning Corporation (LEAD)	20-31476
TMI Holdings, Inc.	20-31477
Tuesday Morning, Inc.	20-31478
Friday Morning, LLC	20-31479
Days of the Week, Inc.	20-31480
Nights of the Week, Inc.	20-31481
Tuesday Morning Partners, Ltd.	20-31482

Background:  On May 27, 2020 (the “Petition Date”), each of the Debtors filed with the Court their respective voluntary petitions for relief under chapter 11 of Title 11 of the Bankruptcy Code, commencing the above-captioned chapter 11 cases. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 28, 2020, the Court entered an order authorizing the joint administration of these chapter 11 cases [Dkt. 66].

Notes:

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR.  Nevertheless, in preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been included therein.

Except as relates to Cash Receipts and Disbursements information presented on Page 1 and Page 1A of the attached MOR, information herein has been prepared on a consolidated basis for the Debtors.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). The financial information is in a format intended to meet the requirements of the Bankruptcy Court and the Office of the United States Trustee for the Northern District of Texas, Dallas Division (the “U.S. Trustee”).

As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This MOR does not include all of the information and footnotes required by GAAP.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre- petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.

Reservation of Rights:  Given the complexity of the Debtors’ financial affairs, inadvertent errors, omissions or over-inclusions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Additional Information: For more information related to these Chapter 11 Cases, court filings and claims information please refer to the Restructuring website at https://dm.epiq11.com/case/tuesdaymorning/info.

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

	APRIL/MAY	MAY	JUNE
CASH RECEIPTS AND	4/1 to 5/26	27 to 31	1 to 30	TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH		$ 3,218,786	$ 410,521	$ 3,218,786
RECEIPTS
2. CASH SALES [1]		$ 7,002,027	$ 79,490,803	$ 86,492,829
3. ACCOUNTS RECEIVABLE COLLECTIONS		-	-	-
4. LOANS AND ADVANCES [2]		11,000,000	32,097,217	43,097,217
5. SALE OF ASSETS		-	-	-
6. LEASE & RENTAL INCOME		-	-	-
7. WAGES		-	-	-
8. OTHER (SEE MONTHLY DETAIL)		508,347	26,563,261	27,071,608
9. TOTAL RECEIPTS		$ 18,510,374	$ 138,151,281	$ 156,661,655
DISBURSEMENTS
10. NET PAYROLL		$ (902,803)	$ 11,025,724	$ 10,122,920
11. PAYROLL TAXES PAID [3]		-	-	-
12. SALES,USE & OTHER TAXES PAID		6,528	4,825,549	4,832,078
13. INVENTORY PURCHASES		-	752,428	752,428
14. MORTAGE PAYMENTS		-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]		14,939,919	68,856,549	83,796,468
16. RENTAL & LEASE PAYMENTS		7,496,974	9,693,553	17,190,527
17. UTILITIES		39,315	15,031	54,346
18. INSURANCE		14,000	236,351	250,351
19. VEHICLE EXPENSES [4]		-	109,550	109,550
20. TRAVEL		3,145	190,550	193,695
21. ENTERTAINMENT		-	-	-
22. REPAIRS & MAINTENANCE		-	98,704	98,704
23. SUPPLIES		(278,439)	95,536	(182,903)
24. ADVERTISING		-	5	5
25. HOUSEHOLD EXPENSES		-	-	-
26. CHARITABLE CONTRIBUTIONS		-	-	-
27. GIFTS		-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)		-	4,227	4,227
29. TOTAL ORDINARY DISBURSEMENTS		$ 21,318,639	$ 95,903,757	$ 117,222,396
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES		$ -	$ 359,909	$ 359,909
31. U.S. TRUSTEE FEES		-	-	-
32. OTHER (SEE MONTHLY DETAIL)		-	1,932,058	1,932,058
33. TOTAL REORGANIZATION EXPENSES		$ -	$ 2,291,967	$ 2,291,967
34. TOTAL DISBURSEMENTS		$ 21,318,639	$ 98,195,724	$ 119,514,363
35. NET CASH FLOW		$ (2,808,265)	$ 39,955,557	$ 37,147,292
36. CASH - END OF MONTH		$ 410,521	$ 40,366,078	$ 40,366,078

NOTES:

! Includes all cash and credit card in-store sales.

2 Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP.  Debtors have repaid the Pre-Petition ABL to the required minimum balance of $100,000.  Furthermore, as of June 30, 2020 the Debtors have no outstanding borrowings against the Post-Petition DIP.

3 Included in Net Payroll disbursements item #10

4 Represents freight disbursements

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Tuesday Morning Corporation, et al.	CALCULATION OF QUARTERLY UST FEES

CASE NUMBER:	20-31476 (Jointly Administered)

			TMI				TMP
34. TOTAL DISBURSEMENTS	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	TOTAL

Q2/M1 - APR 1 - MAY 26 2020 (PRE-PETITION)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Q2/M2 - MAY 27 - MAY 31 2020	-	-	20,935,059	-	-	-	383,580	21,318,639
Q2/M3 - JUN 1 - JUN 30 2020	-	-	95,209,469	-	-	-	2,986,255	98,195,724

TOTAL DISBURSEMENTS - CALENDAR Q2 2020	$ -	$ -	$ 116,144,527	$ -	$ -	$ -	$ 3,369,836	$ 119,514,363

QUARTERLY FEES DUE	$ 325.00	$ 325.00	$ 250,000.00	$ 325.00	$ 325.00	$ 325.00	$ 33,698.36	$ 285,323.36

Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
$ -	$ -	$ 325.00
$ 0.01	$ 14,999.99	$ 325.00
$ 15,000.00	$ 74,999.99	$ 650.00
$ 75,000.00	$ 149,999.99	$ 975.00
$ 150,000.00	$ 224,999.99	$ 1,625.00
$ 225,000.00	$ 299,999.99	$ 1,950.00
$ 300,000.00	$ 999,999.99	$ 4,875.00
$ 1,000,000.00	$ 24,999,999.99	1%
$ 25,000,000.00		$ 250,000.00

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - APR 1 TO MAY 26 2020
CASE NUMBER:	20-31476 (Jointly Administered)

APR 1 - MAY 26 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	APR 1 - MAY 26 TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF PERIOD
RECEIPTS
2. CASH SALES [1]
3. ACCOUNTS RECEIVABLE COLLECTIONS
4. LOANS AND ADVANCES [2]
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES
8. OTHER (SEE BELOW)
8a. Sales Taxes Collected
8b. GOB Sales Proceeds
9. TOTAL RECEIPTS
DISBURSEMENTS
10. NET PAYROLL
11. PAYROLL TAXES PAID [3]
12. SALES,USE & OTHER TAXES PAID
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS [2]
16. RENTAL & LEASE PAYMENTS
17. UTILITIES
18. INSURANCE
19. VEHICLE EXPENSES [4]
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ORDINARY COURSE PROFESSIONALS)
29. TOTAL ORDINARY DISBURSEMENTS
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES
32. OTHER (SEE BELOW)
32a. PRE-PETITION TRADE ORDER PAYMENTS
32b. UTILITIES ESCROW DEPOSITS
33. TOTAL REORGANIZATION EXPENSES
34. TOTAL DISBURSEMENTS
35. NET CASH FLOW
36. CASH - END OF MONTH

NOTES:

! Includes all cash and credit card in-store sales.

2 Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP

3 Included in Net Payroll disbursements item #10

4 Represents freight disbursements

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - MAY 27 TO MAY 31 2020
CASE NUMBER:	20-31476 (Jointly Administered)

MAY 27 - MAY 31 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	MAY 27 - MAY 31 TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF PERIOD	$ -	$ -	$ 3,218,786	$ -	$ -	$ -	$ -	$ 3,218,786
RECEIPTS
2. CASH SALES [1]	$ -	$ -	$ 7,002,027	$ -	$ -	$ -		$ 7,002,027
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-		-	-	-		-
4. LOANS AND ADVANCES [2]	-	-	11,000,000	-	-	-		11,000,000
5. SALE OF ASSETS	-	-		-	-	-		-
6. LEASE & RENTAL INCOME	-	-		-	-	-		-
7. WAGES	-	-		-	-	-		-
8. OTHER (SEE BELOW)	$ -	$ -	$ 508,347	$ -	$ -	$ -	$ -	$ 508,347
8a. Sales Taxes Collected	-	-	508,347	-	-	-		508,347
8b. GOB Sales Proceeds	-	-		-	-	-		-
9. TOTAL RECEIPTS	$ -	$ -	$ 18,510,374	$ -	$ -	$ -	$ -	$ 18,510,374
DISBURSEMENTS
10. NET PAYROLL	$ -	$ -	$ (1,004,143)	$ -	$ -	$ -	$ 101,340	$ (902,803)
11. PAYROLL TAXES PAID [3]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	6,528	-	-	-	-	6,528
13. INVENTORY PURCHASES	-	-	-	-	-	-	-	-
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	14,939,919	-	-	-	-	14,939,919
16. RENTAL & LEASE PAYMENTS	-	-	7,240,758	-	-	-	256,215	7,496,974
17. UTILITIES	-	-	39,315	-	-	-	-	39,315
18. INSURANCE	-	-	14,000	-	-	-	-	14,000
19. VEHICLE EXPENSES [4]	-	-	-	-	-	-	-	-
20. TRAVEL	-	-	3,145	-	-	-	-	3,145
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	-	-	-	-	-	-
23. SUPPLIES	-	-	(304,464)	-	-	-	26,025	(278,439)
24. ADVERTISING	-	-	-	-	-	-	-	-
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	-	-	-	-	-	-
29. TOTAL ORDINARY DISBURSEMENTS	$ -	$ -	$ 20,935,059	$ -	$ -	$ -	$ 383,580	$ 21,318,639
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$ -	$ -	$ -	$ -	$ -	$ -		$ -
31. U.S. TRUSTEE FEES	-	-	-	-	-	-		-
32. OTHER (SEE BELOW)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	-	-	-	-	-	-
32b. UTILITIES ESCROW DEPOSITS	-	-	-	-	-	-	-	-
33. TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
34. TOTAL DISBURSEMENTS	$ -	$ -	$ 20,935,059	$ -	$ -	$ -	$ 383,580	$ 21,318,639
35. NET CASH FLOW	$ -	$ -	$ (2,424,685)	$ -	$ -	$ -	$ (383,580)	$ (2,808,265)
36. CASH - END OF MONTH	$ -	$ -	$ 794,101	$ -	$ -	$ -	$ (383,580)	$ 410,521

NOTES:

! Includes all cash and credit card in-store sales.

2 Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP

3 Included in Net Payroll disbursements item #10

4 Represents freight disbursements

Monthly Operating Report
CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - JUN 1 TO JUN 30 2020

CASE NAME:	Tuesday Morning Corporation, et al.
JUNE 1 - JUNE 30 2020 BY LEGAL ENTITY
CASE NUMBER:	20-31476 (Jointly Administered)

			TMI				TMP
CASH RECEIPTS AND	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	JUN 1 - JUN 30 TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$ -	$ -	$ 410,521	$ -	$ -	$ -	$ -	$ 410,521
RECEIPTS
2. CASH SALES [1]	$ -	$ -	$ 79,490,803	$ -	$ -	$ -	$ -	$ 79,490,803
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-	-	-	-	-
4. LOANS AND ADVANCES [2]	-	-	32,097,217	-	-	-	-	32,097,217
5. SALE OF ASSETS	-	-	-	-	-	-	-	-
6. LEASE & RENTAL INCOME	-	-	-	-	-	-	-	-
7. WAGES	-	-	-	-	-	-	-	-
8. OTHER (SEE BELOW)	$ -	$ -	$ 26,563,261	$ -	$ -	$ -	$ -	$ 26,563,261
8a. Sales Taxes Collected	-	-	5,771,032	-	-	-	-	5,771,032
8b. GOB Sales Proceeds	-	-	20,792,229	-	-	-	-	20,792,229
9. TOTAL RECEIPTS	$ -	$ -	$ 138,151,281	$ -	$ -	$ -	$ -	$ 138,151,281
DISBURSEMENTS
10. NET PAYROLL	$ -	$ -	$ 9,548,513	$ -	$ -	$ -	$ 1,477,210	$ 11,025,724
11. PAYROLL TAXES PAID [3]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	4,825,549	-	-	-	-	4,825,549
13. INVENTORY PURCHASES	-	-	-	-	-	-	752,428	752,428
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	68,856,549	-	-	-	-	68,856,549
16. RENTAL & LEASE PAYMENTS	-	-	9,411,313	-	-	-	282,240	9,693,553
17. UTILITIES	-	-	14,931	-	-	-	100	15,031
18. INSURANCE	-	-	236,351	-	-	-	-	236,351
19. VEHICLE EXPENSES [4]	-	-	65,312	-	-	-	44,239	109,550
20. TRAVEL	-	-	190,550	-	-	-	-	190,550
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	98,095	-	-	-	610	98,704
23. SUPPLIES	-	-	94,776	-	-	-	760	95,536
24. ADVERTISING	-	-	5	-	-	-	-	5
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	4,227	-	-	-	-	4,227
29. TOTAL ORDINARY DISBURSEMENTS	$ -	$ -	$ 93,346,171	$ -	$ -	$ -	$ 2,557,586	$ 95,903,757
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$ -	$ -	$ 359,909	$ -	$ -	$ -	$ -	$ 359,909
31. U.S. TRUSTEE FEES	-	-		-	-	-	-	-
32. OTHER (SEE BELOW)	$ -	$ -	$ 1,503,389	$ -	$ -	$ -	$ 428,669	$ 1,932,058
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	703,389	-	-	-	428,669	1,132,058
32b. UTILITIES ESCROW DEPOSITS	-	-	800,000	-	-	-	-	800,000
33. TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ 1,863,298	$ -	$ -	$ -	$ 428,669	$ 2,291,967
34. TOTAL DISBURSEMENTS	$ -	$ -	$ 95,209,469	$ -	$ -	$ -	$ 2,986,255	$ 98,195,724
35. NET CASH FLOW	$ -	$ -	$ 42,941,813	$ -	$ -	$ -	$ (2,986,255)	$ 39,955,557
36. CASH - END OF MONTH	$ -	$ -	$ 43,352,333	$ -	$ -	$ -	$ (2,986,255)	$ 40,366,078

NOTES:

! Includes all cash and credit card in-store sales.

2 Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP.  Debtors have repaid the Pre-Petition ABL to the required minimum balance of $100,000.

Furthermore, as of June 30, 2020 the Debtors have no outstanding borrowings against the Post-Petition DIP.

3 Included in Net Payroll disbursements item #10

4 Represents freight disbursements

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

CASH DISBURSEMENTS DETAIL			MONTH:	June

CASH DISBURSEMENTS
	DATE	PAYEE	PURPOSE	AMOUNT

SEE NOTE 1 BELOW

	TOTAL CASH DISBURSEMENTS [1]			$ -

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT

SEE NOTE 2 BELOW

	TOTAL BANK ACCOUNT DISBURSEMENTS			$ 119,514,363

TOTAL DISBURSEMENTS FOR THE PERIOD				$ 119,514,363

1 Aside from immaterial petty cash transactions conducted by the stores which are not individually recorded, the Debtors do not make cash disbursements.

2 Debtors process hundreds of individual transactions per week.  In many cases these disbursements relate to confidential pricing agreements with merchandise suppliers or other commercially sensitive information. Due to the voluminous and confidential nature of this information, Debtors have excluded details from this MOR. Individual payment line items are available for review on request by the Office of the US Trustee.

Monthly Operating Report

CASH BASIS-2

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

BANK RECONCILIATIONS
	Acct #1	Acct #2	Acct #3
A. BANK:	SEE FOLLOWING SCHEDULE OF ACCOUNTS
B. ACCOUNT NUMBER:				TOTAL
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT				$ 43,459,166
2. ADD: TOTAL DEPOSITS NOT CREDITED				$ -
3. SUBTRACT: OUTSTANDING CHECKS				$ (3,093,088)
4. OTHER RECONCILING ITEMS				$ -
5. MONTH END BALANCE PER BOOKS	$ -	$ -	$ -	$ 40,366,078
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$ -	$ -

CASH

12. CURRENCY ON HAND				$ -

13. TOTAL CASH - END OF MONTH				$ 40,366,078

Monthly Operating Report

CASH BASIS-2A

SCHEDULE OF DEBTOR BANK ACCOUNTS

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

Bank	GL	Nature of Account	Account Number	Balance as of June 30, 2020

Wells Fargo	1013	TMI - AP - NACHA ACH	xxx3007	$ -
Wells Fargo	1013	TMP - AP - NACHA ACH	xxx3015	-
Wells Fargo	1015	TMI - Property Tax	xxx4381	-
Wells Fargo	1018	TMI - Sale Tax II	xxx3495	501,039
Wells Fargo	1020	TMI Main Disbursement	xxx7526	2,106,933
Wells Fargo	1025	Friday Morning, Inc.	xxx1036	-
Wells Fargo	1025	TMI - Main Cash Concentration	xxx5063	2,339,581
Wells Fargo	1025	TMP - Main	xxx0097	943,344
Bank of America	1025	TMP - DP Payments	xxx5718	-
Wells Fargo	1032	TMI - Visa/MC	xxx8307	-
Wells Fargo	1033	TMI - Discover	xxx8299	-
Wells Fargo	1034	TMI - American Express	xxx7708	-
Community First National	1045	Store #863 Depository Account	xxx9812	50
People Bank	1045	Store #984 Depository Account	xxx1340	5,782
Hancock Bank	1045	Store #598 Depository Account	xxx0914	4,469
BBVA/Compass Bank	1045	Stores Depository Account	xxx9325	43,399
Fifth Third Bank	1045	Stores Depository Account	xxx5683	13,979
Regions Bank	1045	Stores Depository Account	xxx0300	126,548
Chase Bank	1045	Stores Depository Account	xxx3000	518,890
PNC Bank	1045	Stores Depository Account	xxx0704	80,613
Wells Fargo	1045	Stores Depository Account	xxx4140	-
Wells Fargo	1045	Stores Depository Account	xxx4488	-
Bank of America	1045	Stores Depository Account	xxx1681	163,929
BB&T Bank	1045	Stores Depository Account	xxx5675	92,031
BancFirst Bank	1045	Store #481 Depository Account	xxx6246	4,872
International Bank of Commerce	1045	Stores #953,#1017, #1077 & #1191 Depository Account	xxx4877	12,954
Citizens Bank	1045	Stores Depository Account	xxx5872	14,701
US Bank	1045	Stores Depository Account	xxx1357	43,626
Key Bank	1045	Stores Depository Account	xxx4743	28,153
Wells Fargo	1056	TMI - ADP - PR Tax & Garnishment	xxx5892	342,075
Wells Fargo	1056	TMP - ADP - PR Tax & Garnishment	xxx5792	5,070
Wells Fargo	1062	TMI - Postage	xxx2195	267,218
Wells Fargo	1070	TMI - Workers Comp	xxx3193	766
Wells Fargo	1082	TMI - UHC Medical	xxx0415	242,435
Wells Fargo	1091	TMI - CIGNA Dental/STD	xxx6906	149,456
Wells Fargo	1094	TMI - Tax Saver - FSA	xxx1184	-
JPMorgan Chase Bank	1099	Cash Holding Account	xxx7366	35,407,255
Wells Fargo	1100	Wells Fargo Brokerage Services	xxx6142	-

				$ 43,459,166

Note 1:  Excludes individual store depository accounts, which are swept into Intermediate Store Depository Accounts included above.  For more information, see the Debtors' Cash Management Motion [Dkt 10]

Note 2: Book to bank reconciliation of each of the Debtors' bank accounts are performed in the ordinary course of business on a monthly basis.  Additional support for each of these accounts is available for review on request by the Office of the US Trustee.

Monthly Operating Report

CASH BASIS-3

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE AMOUNT	30-Jun-20	MONTH	MONTH
REAL PROPERTY
1. HQ AND DISTRIBUTION CENTER (AT NBV)	$ 22,293,977	$ 19,662,757
2.
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$ 22,293,977	$ 19,662,757	$ -	$ -
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND	$ 580,900	$ 579,100
2. CHECKING, SAVINGS, ETC.	$ 16,047,077	$ 40,366,078
3. SECURITY DEPOSITS	$ 806,583	$ 620,535
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$ 889,577	$ 1,104,770
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS	$ 5,374,800	$ 16,250,282
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES	$ 23,943	$ 22,463
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT	$ 15,234,482	$ 16,582,287
29. MACHINERY, FIXTURES & EQUIPMENT	$ 65,973,947	$ 32,367,795
30. INVENTORY	$ 217,542,264	$ 114,905,042
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$ 322,473,572	$ 222,798,352	$ -	$ -
37. TOTAL ASSETS	$ 344,767,549	$ 242,461,109	$ -	$ -

Monthly Operating Report
CASH BASIS-4

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

		MONTH:	June

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE AMOUNT
LIABILITIES		PAYMENTS
1. SECURED [1]	$ 39,210,220	$ 39,110,220
2. PRIORITY [2]	$ -
3. UNSECURED [3,4]	$ 107,241,762	$ 2,826,379
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$ 146,451,982	$ 41,936,598

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES	Various	$ 2,188	Various	$ -
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7.
8. Total Post-Petition Accounts Payable	Various	$ 2,421,558	Various	$ -
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19. (IF ADDITIONAL ATTACH LIST)
20. TOTAL OF LINES 7 - 19		$ 2,421,558		$ -
21. TOTAL POSTPETITION LIABILITIES		$ 2,423,746		$ -

1 Debtors have repaid the Pre-Petition ABL to the required minimum balance of $100,000.  Furthermore, as of June 30, 2020 the Debtors have no outstanding borrowings against the Post-Petition DIP.

2 The Debtors did not list any Priority liabilities in their Schedules of Assets and Liabilities.  Debtors received authority to make payments on account of Pre-Petition Wages and related employee benefits and certain Pre-Petition Taxes Because the authority granted is sufficient to satisfy all known such liabilities, the Debtors do not believe that they have exposure to Priority Claim Liabilities.

3 Payments against unsecured liabilities represent payments made under authority granted in the Debtors' Trade Order to certain foreign vendors, shippers and warehousemen and miscellaneous lien claimants.

4 Debtors' negotiations with its Landlords are on-going and, consequently, certain waivers of pre-petition rent obligations are expected but not yet fully quantified.  Debtors will include these reductions as "payments" against corresponding unsecured rents once these amounts are agreed and quantified.

Monthly Operating Report
CASH BASIS-4A

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

			MONTH:	June
ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	MONTH	MONTH	MONTH

1. 0 - 30
2. 31 - 60	See Note 1 Below
3. 61 - 90
4. 91 +
5. TOTAL ACCOUNTS RECEIVABLE	$ -	$ -	$ -	$ -
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$ -	$ -	$ -	$ -

AGING OF POSTPETITION TAXES
AND PAYABLES	0 - 30	31-60	90+	Total
TAXES PAYABLE	DAYS	DAYS	DAYS
1. FEDERAL				$ -
2. STATE				$ -
3. LOCAL				$ -
4. OTHER (ATTACH LIST)				$ -
5. TOTAL TAXES PAYABLE	$ 2,188	$ -	$ -	$ 2,188

6. ACCOUNTS PAYABLE	$ 2,419,128	$ 2,430	$ -	$ 2,421,558

STATUS OF POSTPETITION TAXES
	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$ -
2. FICA-EMPLOYEE				$ -
3. FICA-EMPLOYER				$ -
4. UNEMPLOYMENT				$ -
5. INCOME				$ -
6. OTHER (ATTACH LIST)				$ -
7. TOTAL FEDERAL TAXES	$ -	$ -	$ -	$ -
STATE AND LOCAL				$ -
8. WITHHOLDING				$ -
9. SALES				$ -
10. EXCISE				$ -
11. UNEMPLOYMENT				$ -
12. REAL PROPERTY				$ -
13. PERSONAL PROPERTY				$ -
14. OTHER (ATTACH LIST)				$ -
15. TOTAL STATE & LOCAL	$ -	$ -	$ -	$ -
16. TOTAL TAXES	$ 4,832,078	$ 2,188	$ 4,832,078	$ 2,188

NOTE:  The Debtors were granted authority under their Tax Order [Dkt 97] to pay certain pre-petition taxes in the ordinary course of business.  To the best of Debtors' information and belief, Debtors are current and remain current in their payment of all taxes included in the tables above.

1  Debtors' sales are conducted in real-time in-store.  The Debtors do not offer credit to customers and therefore do not have material Accounts Receivable at any time.  A/R listed relates primarily to reimbursements due from landlords for tenant improvement allowances authorized under certain real property leases

Monthly Operating Report
CASH BASIS-5

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)
				MONTH:	June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE

SEE CERTIFICATION 1 BELOW

TOTAL PAYMENTS TO INSIDERS

PROFESSIONALS
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Haynes & Boone			$ -	$ -	$ 760,000
2. Squire Patton Boggs			-	-	-
3. AlixPartners			-	-	1,140,000
4. Stifel / Miller Buckfire			-	-	975,000
5. Vinson & Elkins			-	-	675,000
6. Berkley Research Group			-	-	192,823
7. Montgomery McCracken Walker & Rhoads			-	-	360,000
8. BDO			-	-	199,500
9. Munsch Hardt			-	-	75,000
10. Great American Group	Dkt 197 - 6/9/2020		278,649	278,649	297,898
11. A&G Realty Partners	Dkt 139 - 6/2/2020		-	-	1,245,530
12. Epiq Systems	Dkt 100 - 5/29/2020		74,959	74,959	-
13. Merrill Communications			6,301	6,301	-
TOTAL PAYMENTS TO PROFESSIONALS		$ -	$ 359,909	$ 359,909	$ 5,920,751

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
NAME OF CREDITOR	PAYMENTS	DURING	POST-
	DUE	MONTH	PETITION

SEE CERTIFICATION 2 BELOW

6. TOTAL

CERTIFICATION 1 - PAYMENTS TO INSIDERS

I, STACIE SHIRLEY, hereby certify that only customary wages have been paid to insiders during this reporting period.
There have been no bonuses, loans or other amounts paid aside from ordinary course compensation

CERTIFICATION 2 - POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE & ADEQUATE PROTECTION PAYMENTS

I, STACIE SHIRLEY, hereby certify that to the best of my knowledge Debtors are current on any and all Post-Petition amounts due on account of
Secured Notes, Leases Payable and Adequate Protection Payments

Monthly Operating Report
CASH BASIS-6

2020
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)
		MONTH:	June

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	Y See Note 1
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	Y See Note 2
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	Y See Note 3
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Note 1: Debtors have made certain payments on Pre-Petition items only where authorized under and in compliance with various orders of the Court including Insurance [dkt 108], Taxes [dkt 97], Wages [dkt 69], Cash Management [dkt 68],
Trade [dkt 330]. These disbursements are included on relevant pages within this Monthly Operating Report.

Note 2: Debtors have received Post-Petition Financing in accordance with their Motion to Obtain Post-Petition
Financing [dkt 19 and dkt 90] and the Interim and Final Orders, thereto [dkt 67 and dkt 331, respectively]
These disbursements are included on relevant pages within this Monthly Operating Report.

Note 3: Debtors have made certain payments on Pre-Petition Taxes only where authorized under and in compliance with related orders of the Court with respect to Tax obligations [dkt 97] These disbursements are included on relevant pages within this Monthly Operating Report.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	See Note 4

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE

BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN

EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Note 4:  Please refer to Debtors' Insurance Motion [dkt 11] for details of all of Debtors' Insurance Policies.

INSTALLMENT PAYMENTS
TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY

SEE NOTE 4 ABOVE